UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 AUGUST 28, 2008

                          ----------------------------

                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                     4901 ZAMBRANO STREET COMMERCE, CA 90040
              (Address of Principal Executive Offices and zip code)

                                 (323) 726-1913
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of
Section 27A of the  Securities  Act of 1933 and  Section  21E of the  Securities
Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, our ability to profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         On August 28, 2008, the Registrant received notification from the Nasdaq Listing Qualifications Department (the "Department") that the Department had not received the Registrant's Form 10-Q for the period ended June 30, 2008 as required by Marketplace Rule 4310(c)(14), and that the matter serves as an additional basis for delisting the Registrant's securities from The Nasdaq Stock Market.

         The Department informed the Registrant that it has until September 4, 2008 to present its views to the Nasdaq Listing Qualifications Panel with respect to this additional deficiency. The delay in filing the Registrant's Form 10-Q for the period ended June 30, 2008 is due to the previously disclosed determination by the Registrant's audit committee that the Registrant's audited financial statements for the year ended December 31, 2007, and the unaudited financial statements for the fiscal quarters ended March 31, June 30 and September 30, 2007, need to be restated due to accounting errors in the Registrant's related party accounts. The Registrant intends to file the delinquent Form 10-Q by September 30, 2008.

         On September 4, 2008, the Registrant issued a press release announcing its receipt of the Department's notification. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS.

                  99.1 Press Release issued by the Registrant on September 4, 2008.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BLUE HOLDINGS, INC.

Date:  September 4, 2008             By: /S/ ERIC HOHL
                                         ---------------------------------------
                                         Eric Hohl
                                         Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
-------  -----------------------------------------------------------------------
99.1     Press Release issued by the Registrant on September 4 2008.


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